SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 1, 2007

LANGUAGE ACCESS NETWORK, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52374	61-1433933
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 W. Rich Street, Suite 150 Columbus, Ohio	43215
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 355-0902

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On August 6, 2007, Language Access Network, Inc. filed a current report on Form 8-K to disclose a reverse merger with iBeam Solutions, LLC described in Item 1.01 to that report. This Amendment is filed to provide the required financial statements of the business acquired and pro forma financial information.

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

On August 1, 2007, Language Access Network, Inc., a Nevada corporation (the “Company”), executed an Agreement and Plan of Merger (the “Merger Agreement”) by and between the Company and its wholly owned subsidiary, iBS Merger Sub LLC., an Ohio limited liability company (“Subsidiary”) on the one hand, and iBeam Solutions, LLC, an Ohio limited liability company (“iBeam”) and the individual members of IBeam (the “Members”) on the other hand. Pursuant to the Merger Agreement, Subsidiary merged with iBeam, with iBeam surviving the merger and Subsidiary ceasing to exist (the “Merger”).

In addition, pursuant to the terms and conditions of the Merger Agreement:

▪	The Company became the holder of all of the issued and outstanding shares of capital stock of iBeam, resulting in a parent/subsidiary relationship between the Company and iBeam; and

▪	The Members of iBeam converted their outstanding membership interests into the right to receive a pro rata distribution of 91,252 shares of the Company’s common stock (the “Merger Shares”).

The number of Merger Shares was derived from an agreed upon purchase price in iBeam of $1,000,000, reduced by debt in iBeam of $726,246.43, amounting to 91,252 shares of common stock valued at $273,753.57, or roughly $3.00 per share.

Each of the parties to the Merger Agreement provided customary representations and warranties and closing conditions, including the following agreements that were made conditions to the Merger: (a) an employment agreement between Mr. Eric V. Schmidt and iBeam for Mr. Schmidt to serve as President, (b) an escrow agreement to facilitate the transfer of the Merger Shares, and (c) a non-competition and non-solicitation agreement signed by the Members in favor of the Company.

SECTION 2 - FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets

The information set forth in Item 1.01 of this Current Report on Form 8-K that relates to the completion of acquisition of assets is incorporated by reference into this Item 2.01.

SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K that relates to the unregistered sales of equity securities is incorporated by reference into this Item 3.02.

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 8.01.

A copy of the press release relating to the acquisition of iBeam, the Escrow Agreement, and Non-Competition and Non-Solicitation Agreement are attached hereto as Exhibits 99.1, 99.2, and 99.3, respectively. The foregoing description of these Exhibits is qualified in its entirety by reference to the full text thereto.

Section 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired

Report of Independent Registered Public Accounting Firm

Balance Sheets as of June 30, 2007 and December 31, 2006

Statements of Operations for the Six Months Ended June 30, 2007 and for the Years Ended December 31, 2006 and 2005

Statement of Member’s Equity (Deficit) From December 31, 2004 through June 30, 2007

Statements of Cash Flows for the Six Months Ended June 30, 2007 and for the Years Ended December 31, 2006 and 2005

Notes to Financial Statements

(b)	Pro forma financial information.

Unaudited condensed combined pro forma balance sheet

Unaudited condensed combined pro forma statement of operations

(c)	Exhibits

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated August 1, 2007
23.1	Consent of Independent Auditors
99.1*	Press release dated July 31, 2007 announcing the merger
99.2*	Escrow Agreement, dated August 1, 2007
99.3*	Non-Competition Agreement and Non-Solicitation Agreement, dated August 1, 2007
99.4	Audited and Unaudited Financial Information for iBeam Solutions, LLC
99.5	Pro Forma Financial Information
* Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Language Access Network, Inc.

By:  / s/ Michael Guirlinger
Michael Guirlinger,
Chief Executive Officer
Date: October 18, 2007